UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 30, 2003

NEXTEL PARTNERS, INC.

(Exact Name Of Registrant as Specified in Charter)

DELAWARE	000-29633	91-1930918
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Carillon Point
Kirkland, Washington 98033
(425) 576-3600
(Address and Telephone Number of Registrant’s Principal Executive Offices)

Item 7.	Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release dated April 30, 2003 announcing the Company’s financial results for the quarterly period ended March 31, 2003.

Item 9.	Regulation FD Disclosure Information Furnished Pursuant to Item 12. Disclosures of Results of Operations and Financial Condition.

On April 30, 2003, Nextel Partners, Inc. announced its financial results for the fiscal quarter ended March 31, 2003.  A copy of Nextel Partners’ press release announcing these financial results and certain other information is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The attached press release contains forward-looking statements relating to Nextel Partners’ performance during 2003.  A more thorough discussion of certain factors which may affect Nextel Partners’ operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Nextel Partners’ Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and will also be included in Nextel Partners’ Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003 to be filed in the second quarter of 2003.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this report is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.”  The information in this report shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEL PARTNERS, INC.

Date: April 30, 2003	By:	/S/ JOHN D. THOMPSON
John D. Thompson
Chief Financial Officer and Treasurer